Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO FIRST LIEN TERM LOAN FACILITY CREDIT AGREEMENT

This FIRST AMENDMENT TO FIRST LIEN TERM LOAN FACILITY CREDIT AGREEMENT (this “Amendment”), dated as of April 26, 2022 (the “First Amendment Effective Date”), is entered into by and among BSP AGENCY, LLC, as administrative agent for each of the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”), the financial institutions party hereto as lenders (the “Lenders”), JAKKS PACIFIC, INC., a Delaware corporation (“JAKKS”), the Subsidiaries of JAKKS identified on the signature pages hereof as “Borrowers”, and each other Loan Party party hereto.

RECITALS

A.    The Borrowers, the Lenders and Agent have previously entered into that certain First Lien Term Loan Facility Credit Agreement dated as of June 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.    The Borrowers have requested and the Lenders and Agent agree to make certain amendments to the Credit Agreement as more specifically set forth herein.

C.    The Lenders and Agent are willing to amend the terms of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Amendments to Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a)	Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

“First Amendment Effective Date” means April 26, 2022.

(b)	Clause (b) of Article 7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b)    Minimum Cash. Maintain Qualified Cash of at least (such applicable amount, the “Applicable Minimum Cash Amount”): (a) at all times after the Closing Date and prior to the First Amendment Effective Date, $20,000,000; (b) at all times during the period commencing on the First Amendment Effective Date through and including June 30, 2022, $15,000,000; and (c) at all times on and after July 1, 2022,

$17,500,000; provided, however, that if the Total Net Leverage Ratio exceeded 1.75:1.00 as of the last day of the most recently ended month for which financial statements were required to have been delivered pursuant to Section 5.1(a), then the amount set forth in this clause (c) shall be increased to $20,000,000 on the third (3rd) Business Day following the due date of such financial statements. Notwithstanding the foregoing, the Applicable Minimum Cash Amount shall be reduced by $1,000,000 for every $5,000,000 principal prepayment or repayment of the Term Loans following the First Amendment Effective Date; provided however, that, the Applicable Minimum Cash Amount shall in no event be reduced below $15,000,000.

(c)	Exhibit D of the Credit Agreement is hereby amended and restated in its entirety as attached hereto as Exhibit D.

2.    Conditions Precedent to Effectiveness of This Amendment. This Amendment shall become effective as of the First Amendment Effective Date upon all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a)    Amendment. Agent shall have received this Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.

(b)    No Default. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date.

(c)    Representations and Warranties. The representations and warranties of the Loan Parties set forth herein, in the Credit Agreement and in the other Loan Documents must be true and correct in all material respects (or in all respects if such representation or warranty contains any materiality qualifier, including references to “material” or “Material Adverse Effect”) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if such representation or warranty contains any materiality qualifier, including references to “material” or “Material Adverse Effect”) as of such earlier date).

(d)    Payment of Fees and Expenses. The Borrowers shall have paid all unpaid fees, costs and expenses payable to Agent and the Lenders (including, without limitation, attorneys’ fees) in connection with or relating to this Amendment or that are otherwise payable pursuant to Section 2.9 or Section 15.7 of the Credit Agreement; provided that in the case of such costs, expenses and attorneys’ fees, the Borrowers shall have received an invoice one (1) Business Day in advance of the First Amendment Effective Date.

3.    Representations and Warranties. To induce Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to Agent and the Lenders that, both before and after giving effect to this Amendment:

(a)    Organization. Each Loan Party is validly existing and in good standing under the laws of the jurisdiction of its organization; and each Loan Party is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

(b)    Authorization; No Conflict. Each Borrower and each other Loan Party is duly authorized to execute and deliver this Amendment and each other Loan Document to which it is a party, each Borrower is duly authorized to borrow monies thereunder, and each Borrower and each other Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Borrower of this Amendment and by each Borrower and each other Loan Party of each Loan Document to which it is a party, and the borrowings by the Borrowers thereunder, do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect and the filing of applicable Uniform Commercial Code financing statements and other required filings), (ii) conflict with (A) any provision of applicable law, (B) the charter, by-laws or other organizational documents of any Borrower or any other Loan Party, or (C) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Borrower or any other Loan Party or any of their respective properties, in each such case of this clause (C), other than conflicts which would not reasonably be expected to have a Material Adverse Effect, or (iii) require, or result in, the creation or imposition of any Lien on any asset of any Borrower, any Subsidiary or any other Loan Party (other than Liens in favor of Agent created pursuant to the Collateral Documents).

(c)    Enforceability. Each of this Amendment and each other Loan Document to which any Borrower or any other Loan Party is a party is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(d)    Representations and Warranties. The representations and warranties of the Borrowers or any other Loan Party set forth herein, in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects if such representation or warranty contains any materiality qualifier, including references to “material” or “Material Adverse Effect”) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if such representation or warranty contains any materiality qualifier, including references to “material” or “Material Adverse Effect”) as of such earlier date).

(e)    No Default. No event has occurred and is continuing that constitutes a Default or Event of Default as of the date hereof or would immediately result from the execution and delivery of this Amendment.

4.	Release.

(a)    In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably release, remise and forever discharge Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arose at any time immediately prior to the First Amendment Effective Date under the Credit Agreement or any of the other Loan Documents or the transactions thereunder or related thereto. The foregoing to the contrary notwithstanding, the foregoing shall not apply to any such Claims that arise from the gross negligence or willful misconduct of any Releasee.

(b)    The Borrowers and each other Loan Party understand, acknowledge and agree that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)    The Borrowers and each other Loan Party agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered arising from any circumstances, action, cause or thing whatsoever which arose at any time immediately prior to the First Amendment Effective Date under the Credit Agreement or any of the other Loan Documents or the transactions thereunder or related thereto shall affect in any manner the final, absolute and unconditional nature of the release set forth above. The provisions of this Section 4 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

5.    Choice of Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

6.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by facsimile or other electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page. This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

7.	Reference to and Effect on the Loan Documents.

(a)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. This Amendment shall constitute a Loan Document.

(b)    Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Loan Party to Agent and Lenders without defense, offset, claim or contribution. Except as expressly amended herein, Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, directly or indirectly, operate as a waiver of any right, power or remedy of Lenders or Agent under any Loan Documents or a waiver of, or agreement to forbear by Agent or Lenders with respect to, any Default or Event of Default, or constitute a course of dealing or other basis for altering any obligation of any Loan Party or any other Person or any right, privilege or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document.

8.    Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Each Loan Party expressly acknowledges and agrees that all collateral, security interests, liens and mortgages, and rights of setoff heretofore or hereafter granted under the Loan Documents to Agent, for the benefit of Agent and Lenders, including, without limitation, such collateral, security interests, liens and mortgages, and rights of setoff granted under the Credit Agreement and all other Loan Documents, extend to and cover all of the obligations of Loan Parties to Agent and the Lenders, now existing or hereafter arising, including, without limitation, those arising in connection with the Credit Agreement, as amended by this Amendment, in each case upon the terms set forth in such Loan Documents, all of which security interests, liens and mortgages, and rights of setoff are hereby ratified, reaffirmed, confirmed and approved.

9.    Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

10.    Integration. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

JAKKS PACIFIC, INC.

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Chief Operating Officer

DISGUISE, INC.

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Chief Operating Officer

JAKKS SALES LLC

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Chief Operating Officer

MAUI, INC

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Chief Operating Officer

MOOSE MOUNTAIN MARKETING, INC.

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Chief Operating Officer

[Signature Page to First Amendment to First Lien Term Loan Facility Credit Agreement]

OTHER LOAN PARTIES:

JAKKS PACIFIC (H.K.) LIMITED

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Director

JAKKS PACIFIC (ASIA) LIMITED

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Director

MOOSE MOUNTAIN TOYMAKERS LIMITED

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Director

DISGUISE LIMITED

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Director

JAKKS EUROPE B.V.

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Director

[Signature Page to First Amendment to First Lien Term Loan Facility Credit Agreement]

JAKKS PACIFIC (UK) LTD.

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Director

JAKKS PACIFIC (CANADA), INC.

By:	/s/ John Joseph McGrath IV
Name:	John Joseph McGrath IV
Title:	Director

[Signature Page to First Amendment to First Lien Term Loan Facility Credit Agreement]

AGENT:

BSP Agency, LLC, as Agent
By: Benefit Street Partners L.L.C, its sole Member

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

[Signature Page to First Amendment to First Lien Term Loan Facility Credit Agreement]

LENDERS:

Benefit Street Partners Debt Fund IV 2019
Leverage SPV L.P.
By: Benefit Street Partners L.L.C., its portfolio
manager

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

Benefit Street Partners Debt Fund IV 2019
Leverage (Non-US) SPV L.P.
By: Benefit Street Partners L.L.C., its portfolio
manager

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

BSP SMA-T 2020 SPV L.P.
By: BSP SMA-T 2020 SPV GP L.L.C.,
its general partner

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signer

Benefit Street Partners Capital Opportunity Fund
SPV LLC
By: Benefit Street Partners L.L.C., its collateral
manager

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

[Signature Page to First Amendment to First Lien Term Loan Facility Credit Agreement]

Benefit Street Partners Capital Opportunity Fund II
SPV-1 L.P.
By: Benefit Street Partners L.L.C., its collateral
manager

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

Benefit Street Partners SMA LM LP
By: Benefit Street Partners SMA LM GP L.P., its
general partner
By: Benefit Street Partners SMA LM Ultimate GP
LLC, its general partner

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

Benefit Street Partners SMA-C II SPV L.P.
By: Benefit Street Partners L.L.C., its portfolio
manager

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

Benefit Street Partners SMA-K SPV L.P.
By: Benefit Street Partners L.L.C., its collateral
manager

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

[Signature Page to First Amendment to First Lien Term Loan Facility Credit Agreement]

Benefit Street Partners L.L.C,
acting on behalf of, and in its capacity as investment
adviser of, BSP Unlevered Lux SOF II (Senior
Secured Opportunities) Fund SCSp

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signer

BSP Unlevered Non-US Master SOF II (Senior
Secured Opportunities) Fund L.P.
By: BSP SOF II (Senior Secured Opportunities) GP
L.P.,
its general partner
By: Benefit Street Partners Senior Secured
Opportunities Fund II Ultimate GP L.L.C.,
its general partner

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signer

BSP SOF II SPV L.P.
By: BSP SOF II SPV GP LLC, its general partner

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signer

BSP SOF II SPV-21 LP
By: BSP SOF II SPV-21 GP LLC, its general
partner

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

Benefit Street Partners SMA-L L.P.
By: Benefit Street Partners SMA-L GP L.P., its
general partner
By: BSP Ultimate GP Ltd, its general partner

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signer

[Signature Page to First Amendment to First Lien Term Loan Facility Credit Agreement]

BSP SOF II Cayman SPV-21 LP
By: BSP SOF II Cayman SPV-21 GP LLC, its
general partner

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

[Signature Page to First Amendment to First Lien Term Loan Facility Credit Agreement]

EXHIBIT D

[FORM OF] COMPLIANCE CERTIFICATE

[on Administrative Borrower’s letterhead]

To:         BSP Agency, LLC

9 West 57th Street,

New York, New York 10019 Attn: Richa Tandon

Re:         Compliance Certificate dated                      , 20

Ladies and Gentlemen:

Reference is hereby made to that certain First Lien Term Loan Facility Credit Agreement, dated as of June 2, 2021 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among JAKKS Pacific, Inc., a Delaware corporation (the “Administrative Borrower”), the Subsidiaries of Administrative Borrower identified on the signature pages thereof as “Borrowers”, and those additional entities that become parties thereto as Borrowers in accordance with the terms thereof by executing the form of Joinder attached thereto as Exhibit E (Administrative Borrower and each of the foregoing, each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the lenders identified on the signature pages thereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender” and, collectively, the “Lenders”), and BSP Agency, LLC, a Delaware limited liability company, as administrative agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”). Capitalized terms used herein, but not specifically defined herein, shall have the meanings ascribed to them in the Credit Agreement.

Pursuant to Section 5.1 of the Credit Agreement, the undersigned [Chief Executive Officer/Chief Financial Officer] of Administrative Borrower hereby certifies, on behalf of the Administrative Borrower and each of the other Borrowers, as of the date hereof that:

1.    The financial information of Borrowers and their Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for year-end audit adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrowers and their Subsidiaries as of the date set forth therein.

2.    Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and financial condition of Borrowers and their Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Section 5.1 of the Credit Agreement.

3.    Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, in each case specifying the nature and period of existence thereof and what action Borrowers and/or their Subsidiaries have taken, are taking, or propose to take with respect thereto.

4.    Except as set forth on Schedule 3 attached hereto, the representations and warranties of Borrowers and their Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

5.    As of the date hereof, each Borrower and their Subsidiaries are in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 4 hereof.

[Signature page follows]

ADMINISTRATIVE BORROWER:	JAKKS PACIFIC, INC.,
a Delaware corporation

By:
Name:
Title:

SCHEDULE 1

Financial Information

SCHEDULE 2

Default or Event of Default

SCHEDULE 3

Representations and Warranties

SCHEDULE 4

Financial Covenants

Each Borrower covenants and agrees that, until the termination of all of the Term Loan Commitments and the payment in full of the Obligations, Borrowers will:

1.    Total Net Leverage Ratio. Not permit the Total Net Leverage Ratio, as of the last day of each fiscal quarter of the Borrower and their Subsidiaries commencing with the fiscal quarter ending June 30, 2021, to be greater than (a) for the period commencing with the fiscal quarter ending June 30, 2021 through (and including) the fiscal quarter ending December 31, 2021, 4.00:1.00, (b) for the period commencing with the fiscal quarter ending March 31, 2022 through (and including) the fiscal quarter ending December 31, 2022, 3.75:1.00, (c) for the period commencing with the fiscal quarter ending March 31, 2023 through (and including) the fiscal quarter ending June 30, 2023, 3.50:1.00, (d) for the period commencing with the fiscal quarter ending September 30, 2023 through (and including) the fiscal quarter ending June 30, 2024, 3.25:1.00 and (e) for the period commencing with the fiscal quarter ending September 30, 2024 and on the last day of each fiscal quarter thereafter, 3.00:1.00, in each case tested with respect to the Borrowers and their Subsidiaries.

Total Net Leverage Ratio as of [●]:                         [●]:1.00

In Compliance:                                                         [Yes/No]

2.    Minimum Cash. Maintain Qualified Cash of at least (such applicable amount, the “Applicable Minimum Cash Amount”): (a) at all times after the Closing Date and prior to the First Amendment Effective Date, $20,000,000; (b) at all times during the period commencing on the First Amendment Effective Date through and including June 30, 2022, $15,000,000; and (c) at all times on and after July 1, 2022, $17,500,000; provided, however, that if the Total Net Leverage Ratio exceeded 1.75:1.00 as of the last day of the most recently ended month for which financial statements were required to have been delivered pursuant to Section 5.1(a), then the amount set forth in this clause (c) shall be increased to

$20,000,000 on the third (3rd) Business Day following the due date of such financial statements. Notwithstanding the foregoing, the Applicable Minimum Cash Amount shall be reduced by $1,000,000 for every $5,000,000 principal prepayment or repayment of the Term Loans following the First Amendment Effective Date; provided however, that, the Applicable Minimum Cash Amount shall in no event be reduced below $15,000,000.

Minimum Cash as of [●]:                                         $[●]

In Compliance:                                                         [Yes/No]